Exhibit 10.3
Form 10-KSB, 2001
Viral Genetics, Inc.
File No. 000-26875


AGREEMENT OF BENEFIT OF SERVICES FOR THE REGISTRY OF A MEDICINE CELEBRATED BETWEEN SOLUCIONES AVANZADAS PARA LA SALUD, S.A. DE C.V., HEREINAFTER REFERRED TO AS "SAVAS," REPRESENTED BY ENG. ROGELIO IGARTUA RUILOBA AND DR. ALBERTO OSIO SANCHO AND BY LABORATORIOS SENOSIAIN, S.A. DE C.V. HEREINAFTER REFERRED TO AS "SENOSIAIN," REPRESENTED BY JUAN SENOSIAIN AGUILAR, ALSO EXECUTES THIS DOCUMENT THE FIRM VIRAL GENETICS, INC. HEREINAFTER REFERRED TO AS VIRAL, REPRESENTED BY MR. HAMPAR KARAGEOZIAN, IN COMPLIANCE WITH THE FOLLOWING:


                                  DECLARATIONS

I.    Eng. Rogelio Igartua Ruiloba declares that:

     a). The company that he is representing is properly constituted according to the Mexican Republic laws, according to the public writing number 10265 dated September 24, 1999, Public Notary 211 of the Federal District, Lic. Jose Eugenio Castaneda Escobedo.

     b). He holds the sufficient faculties for the celebration of this document, same that has not been revoked to him nor modified in some term, of conformity to the writing described in incised a).

     c).    Constituent   is   dedicated   among   other   activities   to   the
commercialization and sale of products for the health and among them is a pharmaceutical product developed by the company Viral Genetics, Ltd., hereinafter referred to as "THE PRODUCT," the same exclusively focuses to counter-resist the effects of the virus identified like AIDS (syndrome of immunodeficiency acquired) patented like VT 1 and/or TNP, US PATENT OFFICE (United States of North America) No. 08/641936, of conformity to the Contract of Exclusive Distribution that as ANNEXED A of this contract it comprises integral part of the same one.

     d). The constituent agrees in celebrating this agreement with "SENOSIAIN," in the terms and conditions that are stipulate ahead, with object that this one carries out the necessaries proceedings to register "THE PRODUCT" in name of "SENOSIAIN" before the Mexican Health Authorities.

II.   Expresses Mr. JUAN SENOSIAIN AGUILAR that:

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     a). The  constituent  represented  is a moral person  properly  constituted according to the Mexican laws of conformity to the public writing number 1661 dated April 12, 1965, Public Notary 131 of the Federal District. Lic. Andres Ruiz Isunza.

     b). He holds the sufficient faculties for the celebration of this document, same that has not been revoked to him nor modified in some term, of conformity to the writing 4862 dated June 09, 1986, Federal District, Lic. Juan Guillermo Dominguez Menezes.

     c). His represented counts with the necessary infrastructure, equipment, personnel, knowledge and experience to carry out the registry and protocol of "THE PRODUCT," because of it agrees in celebrating the same one with "SAVSA."

III.  Mr. Hampar Karageozian declares that:

     a). His represented is a firm properly constituted according to the laws of the State of California in the United States of North America, holding to the date of sufficient legal faculties for the celebration of this document, same that has not been revoked to him nor modified in some term.

     b). The constituent has developed in exclusive form a product to fight the effects of the AIDS (syndrome of acquired immunodeficiency), same that is patented to its name under the denomination of VT 1 and/or TNP, US PATENT OFFICE (United States of North America) No. 08/641936, because of that it constitutes like only holder of the rights that derive from "THE PRODUCT," as well as the patent before described.

     c). The constituent signed a Contract of Exclusive Distribution with "SAVSA," same that is described like ANNEXED A, an up to the date is effective, being in agreement in ratifying this instrument with "SAVSA" and "SENOSIAIN."

Agreeing the contracting parts with the above declared, they agree upon committing itself in the terms of this contract with subjection to the following:

                                     CLAUSES

FIRST: "SAVSA" designates in this act to "SENOSIAIN," like the only authorized person to carry out the registry of "THE PRODUCT" before the Secretariat of Health.

SECOND. "SENOSIAIN" agrees in the designation that "SAVSA" makes in his favour in conformity to the preceding clause, and by consequence it is committed to:

     1. To make all and each one of the proceedings that are necessary for the registry of "THE PRODUCT," before the Secretariat of Health and once obtaining it, it is committed to endorse in favor of "SAVSA" or anyone designates by "SAVSA" the inherent rights to the mentioned registry in the terms that the law for such effects establishes, in a term not greater than fifteen days, counted from the dated of obtaining the confirmation and the data of the cessionary. Being for the part of "SAVSA" the obligation of accomplishing the necessary

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negotiations  and  within the  periods  more  convenient  for  "SAVSA"  that the registry is relinquished in favor of this last.

     2. Parallelly to the registry of "THE PRODUCT," before the Secretariat of Health, it will initiate the necessary tests relative to the protocol.

THIRD. As counterpart by the services of registry and protocol of "THE PRODUCT," "SAVSA" is committed to cover to "SENOSIAIN" the equivalent to 5% (five percent) of the monthly sales within the Mexican Republic, against delivery of the receipt or corresponding invoice that comply with the fiscal requirements in accordance to the Article 29 and 29-A of C.F.F., in the understood that the referred commission will be covered by "SAVSA" once the last one has collected the amount of such.

     Also "SAVSA" and "VIRAL" are committed to cover by its exclusive account all and each one of the expenses in relation to the clinical protocol of "THE PRODUCT."

FOURTH.

     a). "SENOSIAIN" and "VIRAL" recognize that "SAVSA" is the only holder of the rights inherent to the distribution and sale of "THE PRODUCT." "SENOSIAIN" and "SAVSA" recognize that "VIRAL" is the legitim and absolute proprietor of the trademark that protects "THE PRODUCT" specifically the VT 1 and/or TNP in any form or incorporation of the same one and by consequence is also the owner of the inherent commercial prestige or that will be able to be attributed to the trademark.

     b). It is understood and been suitable that "SAVSA" has not authorized nor empowered to "SENOSIAIN" to use the trademark in any different character from which is anticipated the present in contract. "SAVSA" is compelled to not to use no brands of SENOSIAIN.

     c). "SENOSIAIN" recognizes the titularity of "SAVSA" on and in relation to all the sanitary registries relative to "THE PRODUCT" that will be carried out later.

FIFTH: "SENOSIAIN" accepts and recognizes that all the information contained in the present contract and the periodic information that "SAVSA" sends to him, as well as the rest of the documentation that it receives from the last one in written form, oral, visual and samples, will be considered like confidential comprising valuable of "SAVASA's" secrets, thus it agrees and it is committed to maintain this information and/or documentation privily, and it will not be provided, revealed neither used nor before nor during nor with posterity to the completion of this document, with some different intention anticipated in the present contract.

SIXTH. The present contract could not be yielded nor be transmitted total or partially by "SENOSIAIN," without the previous writing consent of "SAVSA." Also this contract could be solely modified by means of the consent of both parts in writing, signed by its properly authorized representatives.

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SEVENTH.  "SENOSIAIN" is committed to apply the registration of "THE PRODUCT" in a term of sixty (60) days from the date that "SAVSA" gives to him all the information required for this registry.

     The breach of this term will cause recession of the contract, reason for the execution of this contract.

EIGHTH. For the effects of the present contract the parts indicate like their addresses the following ones:

"SAVSA"                                   "SENOSIAIN"
Calle Tecamachalco No. 15 PH 1            Calle  Andres  Bello  No.  45, Piso 10
Col. Reforma Social                       Col. Polanco
Mexico 11000, D.F.                        Mexico 11560, D.F.

"VIRAL"

     All the warnings that are required or allowed under the present contract, will be given in writing and given personally or they will be sent by certified mail with requested receipt or specialized mail. (Except for when another form is anticipated.)

NINTH. For all the relative to the interpretation and the fulfillment of the present contract, the parts are specifically put under the jurisdiction and competition of the Courts of Mexico City, Federal District, resigning to the law that because of its present or future addresses will be able to get to correspond to them.

Understood the parts of the agreement and legal value of the present document, they ratify and sign it by quadruplicated in Mexico City, Federal District to eleventh day of the month of July of year two thousands one, not existing in him error, dolo nor no other vice of the consent, conserving each one of the parts a unit.

"SAVSA"
SOLUCIONES AVANZADAS PARA LA SALUD, S.A. DE C.V.


/s/ ING. ROGELIO IGARTUA RUILOBA          /s/ DR. ALBERTO OSIO SANCHO
Legal Representative                      Legal Representative


"SENOSIAIN"                               "VIRAL"
LABORATORIOS SENOSIAN, S.A. DE C.V.       VIRAL GENETICS, INC.


/s/ Q. JUAN SENOSIAIN AGUILAR             /s/ DR. HAMPAR KARAGEOZIAN
Legal Representative                      Legal Representative

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